REVENUE FROM CONTRACTS WITH CUSTOMERS	12 Months Ended
Dec. 31, 2023
REVENUE FROM CONTRACTS WITH CUSTOMERS.
REVENUE FROM CONTRACTS WITH CUSTOMERS
4.	REVENUE FROM CONTRACTS WITH CUSTOMERS

Amer Sports operates primarily in one industry - the design, manufacturing, distribution, selling and marketing of sporting goods, apparel and footwear.

The Group is managed through its global brands supported by regional sales organizations and group wide platforms such as global operations and sourcing, IT and finance.

Amer Sports brands operate in the following key categories:

Technical Apparel. Technical Apparel includes Arc’teryx and Peak Performance.

Outdoor Performance. Outdoor Performance includes Salomon, Atomic, Armada and ENVE.

Ball & Racquet Sports. Ball & Racquet Sports includes Wilson, Demarini, Louisville Slugger, Evoshield, and ATEC.

Geographic revenues are presented according to customers’ location.

GEOGRAPHIC BREAKDOWN OF REVENUES

USD million	2023	2022	2021
EMEA[1]	1,450.3	1,270.7	1,225.6
Americas[2]	1,726.8	1,504.4	1,253.0
Greater China[3]	841.4	523.8	372.9
Asia Pacific[4]	350.0	249.9	215.0
Total	4,368.4	3,548.8	3,066.5

1	Consists of Europe, the Middle East and Africa. The revenue generated in this region primarily consists of sales in France, Germany, the UK, Austria, Switzerland, Sweden, Norway, Italy and Spain. No country in the region generated more than 6% of the total Group revenue and is therefore not deemed individually material for the Group in all years presented.
2	Consists of the United States, Canada and other countries in Latin America. Revenue generated in the United States comprised 74.1%, 79.9% and 78.6% of the sales of the region for 2023, 2022 and 2021, respectively. No other area in the region generated more than 9% of the total Group revenue and is therefore not deemed individually material for the Group in all years presented.
3	Consists of Mainland China, Hong Kong, Taiwan and Macau. Revenue generated in Mainland China comprised 94.7%, 96.5% and 95.9% of the sales of the region for 2023, 2022 and 2021, respectively. No other country in the region generated more than 1% of the total Group revenue and is therefore not deemed individually material for the Group in all years presented.
4	Excludes Greater China. The Company has own sales companies in Japan, South Korea, Australia and Malaysia in the region. No country in this region is deemed individually material in terms of revenues for the Group.

BREAKDOWN OF REVENUES BY SEGMENT

USD million	2023	2022	2021
Technical Apparel	1,592.8	1,095.5	950.7
Outdoor Performance	1,667.8	1,416.5	1,235.7
Ball & Racquet Sports	1,107.8	1,036.7	880.1
Total	4,368.4	3,548.8	3,066.5

BREAKDOWN OF REVENUES BY CHANNEL

USD million	2023	2022	2021
Wholesale	2,809.6	2,502.7	2,236.3
Retail	840.4	532.3	425.8
E-commerce	718.4	513.8	404.4
Total	4,368.4	3,548.8	3,066.5

The Company did not recognize 10% or more of total revenue with one single customer in any of the periods presented.

CONTRACT BALANCES

Contract liabilities amounted to USD 25.0 million as of December 31, 2023 and USD 20.8 million as of December 31, 2022, and primarily relate to advance payments received as well as accrued discounts and rebates. The Company expects that these contract liabilities will result in revenue within one year.

RIGHT OF RETURN ASSETS AND REFUND LIABILITIES

USD million	December 31, 2023	December 31, 2022
Right of return assets	14.3	11.4
Refund liabilities	35.5	38.2

Right of return assets represent Amer Sports’ right to recover the products expected to be returned by customers. The asset is measured at the former carrying amount of the inventory less any expected costs to recover the products, including any potential decreases in the value of the returned products.

Refund liabilities represent the obligation to refund some or all of the consideration receivable from the customer and is measured at the amount Amer Sports expects it will have to return to the customer.